PARLEX CORPORATION  145 Milk Street,  Methuen, Massachusetts 01844


                                                               November 4, 1996

Dear Stockholder,

      I am pleased to invite you to attend Parlex Corporation's annual meeting. The meeting will be held at 9:30 a.m. on Tuesday, December 3, 1996, on the eighth floor of the Fleet Bank Building, One Federal Street, Boston, Massachusetts.

      As the accompanying notice and proxy statement describe, the only actions scheduled for this year's meeting are (1) the election of two directors each for a term of three years; and (2) the approval of the Company's 1996 Outside Directors' Stock Option Plan.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

      I look forward to meeting as many of our stockholders as possible and hope you can be present on December 3rd.


                                       Sincerely,


                                   /s/ HERBERT W. POLLACK
                                       HERBERT W. POLLACK
                                       Chairman of the Board



                             Parlex Corporation


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Parlex Corporation:

      The Annual Meeting of Stockholders of Parlex Corporation will be held on the eighth floor of the Fleet Bank Building, One Federal Street, Boston, Massachusetts, at 9:30 a.m. on Tuesday, December 3, 1996, for the following purposes:

      1. to elect two Class II members of the Board of Directors to serve for a period of three years and until their successors are elected and qualified;

      2. to consider and act upon a proposal to approve the Company's 1996 Outside Directors' Stock Option Plan; and

      3. to consider and act upon any other matter that properly comes before the meeting or any adjournment thereof.


                                       By Order of the Board of Directors


                                   /s/ JILL POLLACK KUTCHIN
                                       JILL POLLACK KUTCHIN
                                       Clerk


Methuen, Massachusetts
November 4, 1996

                             PARLEX CORPORATION

                             PROXY STATEMENT FOR
                ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                              DECEMBER 3, 1996

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Parlex Corporation (the "Company") for use at the Company's Annual Meeting of Stockholders to be held on Tuesday, December 3, 1996, notice of which is attached, and at any adjournment(s) thereof. Persons holding stock for others, such as brokers and nominees, are being asked to forward proxy solicitation materials to their principals at the Company's expense. The Company will bear the entire cost of proxy solicitation.

      A stockholder who gives a proxy may revoke it at any time before it is exercised.

      The Board of Directors of the Company has fixed the close of business on October 18, 1996, as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting. At the close of business on that date, 2,372,659 shares of Common Stock, par value $.10 per share, were outstanding. Holders of the Common Stock are entitled to one vote for each share held. The stock transfer books have not been closed.

      This proxy statement and form of proxy will be mailed to stockholders on or about November 4, 1996. The address of the principal executive offices of the Company is 145 Milk Street, Methuen, Massachusetts 01844.

                            ELECTION OF DIRECTORS

      The Company's Restated Articles of Organization provide for a Board of Directors consisting of seven members divided into three classes and elected by stockholders for staggered terms of three years each. Of the current total of seven directors, two Class II Directors have terms expiring at the 1996 Annual Meeting, two Class III Directors have terms expiring at the 1997 Annual Meeting and three Class I Directors have terms expiring at the 1998 Annual Meeting. The two directors whose terms expire at the 1996 Annual Meeting have been nominated by the Board of Directors for election at such meeting. All of the nominees for director are now Class II members of the Board of Directors. Each Class II Director elected at the 1996 Annual Meeting will serve until the 1999 Annual Meeting of Stockholders or Special Meeting in lieu thereof, and until that director's successor is elected and qualified.

      The individuals named in the enclosed form of proxy will, if so authorized, vote to elect as Class II Directors the persons named below under the caption Class II Director Nominees. The management of the Company is not aware of any reason why the nominees for director would not be able to serve. If any of the nominees are unable to serve, the individuals named in the enclosed form of proxy will vote in favor of such other person as the Board of Directors may at the time recommend. Information regarding these nominees is set forth below.

Class II Director Nominees

M. Joel Kosheff (age 58).

      Mr. Kosheff has been principal of M.J. Kosheff Associates, a financial consulting firm, since January 1989. He has been a director of the Company since 1989.

Peter J. Murphy (age 47).

      Mr. Murphy has been chief operating officer of the Company since May 1994 and on July 1, 1995 he also became president. He was executive vice president from May 1994 to July 1995 and vice president and general manager of the Flexible Circuit Products Division from February 1993 to May 1994. Mr. Murphy initially served as assistant to the president from December 1992 to February 1993. From 1989 to 1992, he was president of Teledyne Electo-Mechanisms, a manufacturer of flexible circuits. Mr. Murphy is a director of Kyzen Corporation. He has been a director of the Company since 1994.

      The following persons will continue to be directors of the Company:

Class III Directors
 (term of office to expire with the annual meeting of stockholders to be held in December 1997)

Herbert W. Pollack (age 69).

      Mr. Pollack has served as chairman of the board, chief executive officer and treasurer of the Company since it was founded in 1970. He was president of the Company from 1970 to July 1, 1995.

Sheldon Buckler (age 65).

      Dr. Buckler has been chairman of the board of Commonwealth Energy System Services since May 1995. He was employed by Polaroid Corporation from 1964 until his retirement as vice chairman of the board of directors in 1994. Dr. Buckler is a director of Aseco Corporation, Cerion Technology Corporation, Nashua Corporation and Spectrum Information Technologies Corporation. He has been a director of the Company since February 1995.

Class I Directors
 (term of office to expire with the annual meeting of stockholders to be held in December 1998)

Lester Pollack (age 63).

      Mr. Pollack is a managing director of Centre Partners Management LLC and has been senior managing director of Corporate Advisors, L.P. since 1988, managing director of Lazard Freres & Co. LLC since 1986 and chief executive officer of Centre Partners L.P. since 1986. He is also a director of Continental Cablevision, Inc., Polaroid Corporation, Sphere Drake Holdings, Ltd., SunAmerica, Inc. and Tidewater Inc. Lester Pollack is the brother of Herbert W. Pollack. He has been a director of the Company since 1970.

Benjamin M. Rabinovici (age 74).

      Dr. Rabinovici was president of Tympanium Corporation, a manufacturer of electronic products, from 1980 to March 1996. He has been a director of the Company since 1970.

Richard W. Hale (age 58).

      Mr. Hale has been president and chief executive officer of Watson Technologies since 1996. In addition, he has been chairman and chief executive officer of Hale Industries, Inc. since 1993. From 1980 to 1993, he was vice president and chief operating officer and a member of the board of directors of M/A-Com, Inc. He has been a director of the Company since February 1995.

           BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held four meetings during fiscal year 1996. Each outside director received a $6,000 annual retainer for his services, plus $1,000 for each directors' meeting he attended. As Chairman of the Board of Directors, Herbert W. Pollack receives a fee in the amount of $1,800 per month.

      The Board has an Audit Committee and a Compensation Committee but does not have a nominating committee. All directors attended at least 75% of all meetings of the Board and committees of the Board on which they served.

      During fiscal year 1996, the Audit Committee, of which Messrs. Buckler, Kosheff and Lester Pollack were members, held two meetings. The Audit Committee reviews the internal controls of the Company. It meets with appropriate Company financial personnel as well as the Company's independent auditors. The Committee reviews the scope and results of the professional services provided by the Company's independent auditors and the fees charged for such services and makes such recommendations to the Board as it deems appropriate, including recommendations as to the appointment of independent auditors. The Committee is composed entirely of independent outside directors.

      During fiscal year 1996, the Compensation Committee of which Messrs. Hale, Kosheff and Rabinovici were members, held one meeting. This is the committee of the Board responsible for establishing the compensation of the Chief Executive Officer and setting policy for compensation at the senior levels of the Company, as well as administering various employee stock option plans. The Committee is composed entirely of independent outside directors.

      In order to continue to attract and retain outside directors of exceptional ability, the Company maintains the 1989 Outside Directors' Stock Option Plan (the "Director Plan") for outside directors, currently covering 75,000 shares of Common Stock. Options are granted pursuant to the Director Plan only to non-employee members of the Board of Directors of the Company. Each member of the Company's Board of Directors who is neither an employee nor an officer of the Company who becomes a member of the Board of Directors for the first time on or after August 22, 1989, will be automatically granted on the date such membership on the Board of Directors commences, without further action by the Board, an option to purchase 5,000 shares of the Company's Common Stock. Each incumbent member of the Company's Board of Directors who is neither an employee nor an officer of the Company and who has been a member of the Board of Directors for at least five years shall receive an automatic grant, without further action by the Board, of an option to purchase 5,000 shares of the Company's Common Stock. Options granted under the Director Plan become exercisable in equal installments on each of the first five anniversaries of the date of the option grant. The purchase price of stock covered by an option granted under the Director Plan is 100% of the fair market value of the Company's Common Stock on the date of grant.

      The 1996 Outside Directors' Stock Option Plan was adopted by the Board of Directors on August 21, 1996, subject to stockholder approval, and provides for stock option grants on an annual basis. See "PROPOSAL TO APPROVE THE 1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN" on page 12.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 18, 1996, by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of the Company's directors and nominees for director; (iii) each of the executive officers named in the Summary Compensation Table on page 7; and (iv) all directors and executive officers of the Company as a group.

                                  Shares of
                                Common Stock       % of Outstanding
                                   Owned             Common Stock
        Stockholder            Beneficially(1)    Owned Beneficially
        -----------            ---------------    ------------------

Herbert W. Pollack(2)(3)(4)        624,160               26.3
  c/o Parlex Corporation
  145 Milk Street
  Methuen, MA 01844

Sandra Pollack                     205,667                8.7
  c/o Parlex Corporation
  145 Milk Street
  Methuen, MA 01844

Walter A. Winshall(5)              405,416               17.1
  3 Ferndale Road
  Weston, MA 02193

Benjamin M. Rabinovici(2)(6)       169,600                7.1
  c/o Parlex Corporation
  145 Milk Street
  Methuen, MA 01844

Peter J. Murphy(2)(3)(7)            31,250                1.3
  c/o Parlex Corporation
  145 Milk Street
  Methuen, MA 01844

Lester Pollack(2)(8)                29,080                1.2
  c/o Centre Partners L.P.
  One Rockefeller Plaza
  New York, NY 10020

M. Joel Kosheff(2)(9)               12,000                 *
  31 Pier 7
  Charlestown, MA 02129

Alfred R. Calvetti(3)(10)            7,436                 *
  c/o Parlex Corporation
  145 Milk Street
  Methuen, MA 01844

Sheldon Buckler(2)                   2,000                 *
  200 Dudley Road
  Newton Centre, MA 02159

Richard W. Hale(2)                   1,000                 *
  c/o Furnex
  17 Foss Road
  Lewiston, ME 04240

All directors and officers
  as a group (10 persons)(11)      973,409               41.0


-------------------
<F*>   Less than one percent.
<F1>   For purposes of this table, any person who directly or indirectly has or shares voting or investment power with respect to shares of Common
       Stock is deemed a beneficial owner of those shares. Thus, more than one person may be the beneficial owner of particular shares. Each person listed above is deemed to have sole voting and investment power with respect to the shares shown, unless otherwise indicated.
<F2>   Denotes a director or a director nominee of the Company.
<F3>   Denotes an executive officer of the Company.
<F4>   The shares shown as owned by Herbert W. Pollack include 205,667 shares, of which he disclaims beneficial ownership, owned directly by his wife,
       Sandra Pollack. The shares shown as owned by Mr. Pollack include 25,000 shares which he has the right to acquire within 60 days of October 18,
       1996, by the exercise of stock options granted under the Company's 1989
       Employees' Stock Option Plan (the "1989 Option Plan").
<F5>   The shares shown as owned by Walter A. Winshall are as reported in a
       Statement on Form 5 filed by him with respect to his holdings of Common
       Stock as of June, 1996.
<F6>   The shares shown as owned by Dr. Rabinovici include 67,600 shares, of which he disclaims beneficial ownership, owned directly by his wife.
       The shares shown as owned by Dr. Rabinovici also include 7,000 shares which he has the right to acquire within 60 days of October 18, 1996, by the exercise of stock options granted under the Company's Director Plan.
<F7>   The shares shown as owned by Mr. Murphy are shares which he has the right to acquire within 60 days of October 18, 1996, by the exercise of stock options granted under the Company's 1989 Option Plan.
<F8>   The shares shown as owned by Lester Pollack include 7,000 shares which he has the right to acquire within 60 days of October 18, 1996, by the exercise of stock options granted under the Company's Director Plan.
<F9>   The shares shown as owned by Mr. Kosheff include 7,000 shares which he has the right to acquire within 60 days of October 18, 1996, by the exercise of stock options granted under the Company's Director Plan.
<F10>  The shares shown as owned by Mr. Calvetti include 7,436 shares which he has the right to acquire within 60 days of October 18, 1996, by the exercise of stock options granted under the Company's 1989 Option Plan and the 1985 Employees' Non-Qualified Stock Option Plan (the "1985
       Option Plan").
<F11>  The number of shares shown as beneficially owned by officers and directors include 89,686 shares which they have the right to acquire within 60 days of October 18, 1996, by the exercise of stock options.


                             EXECUTIVE OFFICERS

      The executive officers of the Company, together with a description of the business experience backgrounds of all of them except Herbert W. Pollack and Peter J. Murphy (whose backgrounds are described under the caption Election of Directors) are as follows:

             Name             Age            Position with the Company
             ----             ---            -------------------------

      Herbert W. Pollack      69     Chairman of the Board of Directors, Chief
                                     Executive Officer and Treasurer
      Peter J. Murphy         47     President, Chief Operating Officer
                                     and Director
      Alfred R. Calvetti      53     Vice President and General Manager--
                                     Laminated Cable Division
      Jill Pollack Kutchin    44     Vice President--Corporate Affairs and
                                     Clerk of the Company
      Steven M. Millstein     52     Vice President--Finance

      Mr. Calvetti joined the Company in July 1971 and has served in a variety of technical and managerial roles. From December 1988 to February 1993, he was divisional vice president and general manager of the Laminated Cable Division. In February 1993, he became a corporate vice president and general manager of the Laminated Cable Division.

      Ms. Kutchin joined the Company in January 1977 and served as manager-- marketing administration until December 1983, when she became vice president--corporate affairs. Since November 1980, she has also been clerk of the Company. Ms. Kutchin is the daughter of Herbert W. Pollack.

      Mr. Millstein joined the Company in March 1977, serving initially as controller and from February 1979 to February 1988 as vice president-- controller. In February 1988, he became vice president--finance.

                     COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows, for the fiscal years ending June 30, 1996, 1995, and 1994, all compensation earned or paid to the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in each year for all services rendered in all capacities to the Company.

                         SUMMARY COMPENSATION TABLE

                                                                    Long-Term
                                       Annual Compensation         Compensation
                                       -------------------         ------------
                                                                       Awards
                                                                       ------
                                                                Securities Underlying
        Name and                                                   Stock Options           All Other
   Principal Position          Year   Salary($)   Bonus($)(1)    (Number of Shares)     Compensation($)
   ------------------          ----   ---------   -----------   ---------------------   ---------------

Herbert W. Pollack(2)(3)       1996   $218,640       --                  --                   --
 Chairman and Chief            1995    218,640       --                  --                   --
 Executive Officer             1994    218,640       --                50,000                 --

Peter J. Murphy(4)             1996   $175,008    $25,000                --                   --
 President and Chief           1995    150,000     25,000                --                   --
 Operating Officer             1994    132,507       --                25,000                 --

Alfred R. Calvetti             1996   $112,186    $46,375                --                   --
 Vice President and General    1995    100,860     32,118                --                   --
 Manager--Laminated Cable      1994     95,336     15,000              10,000                 --
 Division

-------------------
<F1>   Amounts shown were earned in the years indicated. Bonuses are generally paid in the first quarter of the following fiscal year.
<F2>   For a description of the employment agreement between the Company and
       Mr. Pollack, see EMPLOYMENT AGREEMENTS below.
<F3>   The amounts shown for Mr. Pollack for fiscal years 1996, 1995, and 1994 include a fee as Chairman of the Board of Directors in the amount of
       $1,800 per month. The amount shown for fiscal year 1994 includes deferred compensation in the amount of $3,350 per month.
<F4>   For a description of the employment agreement between the Company and
       Mr. Murphy, see EMPLOYMENT AGREEMENTS below.

                            EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement with Mr. Pollack in July 1994, for a period of three years ending June 30, 1997, which provides for current compensation of $8,210 twice a month. The agreement provides for a death benefit payment equal to 75% of his current compensation for a period of 24 months after his death. The agreement also provides that the employee will not own, operate, or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

      The Company entered into an employment agreement with Mr. Murphy in June 1996, for a period of three years ending June 30, 1999, which provides for current compensation of $8,021 twice a month. The agreement provides for a death benefit payment equal to 75% of his current compensation for a period of 24 months after his death. The agreement also provides that the employee will not own, operate, or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

      The table entitled OPTION GRANTS IN LAST FISCAL YEAR has been eliminated as a result of there being no option grants in fiscal 1996 to the named executive officers.

               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                      AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information relating to the aggregate exercised and unexercised stock options held by the named executive officers during fiscal year 1996 and the value of their unexercised stock options as of June 30, 1996.

                                                              Number of Securities         Value of Unexercised
                                Shares                       Underlying Unexercised             In-The-Money
                               Acquired                       Options at 6/30/96(#)       Options at 6/30/96($)(1)
                                  on           Value      ---------------------------   ---------------------------
       Name                   Exercise(#)   Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
       ----                   -----------   -----------   -----------   -------------

Herbert W. Pollack                --            --         25,000(2)     25,000(2)       $153,000       $153,000
 Chairman and Chief
 Executive Officer

Peter J. Murphy                   --            --         31,250(2)     18,750(2)       $253,125       $140,625
 President and Chief
 Operating Officer

Alfred R. Calvetti                --            --          7,436(3)      5,814(3)       $ 36,475       $ 26,338
 Vice President and General
 Manager--Laminated Cable
 Division

-------------------
<F1>   The "value of unexercised in-the-money options at June 30, 1996" was calculated by determining the difference between the fair market value of the underlying Common Stock at June 30, 1996 (closing price of the
       Company's Common Stock on the Nasdaq National Market System on June 30,
       1996 was $13.00 per share) and the exercise prices of the stock options.
       An option is "in-the-money" when the fair market value of the underlying
       Common Stock exceeds the exercise price of the option.
<F2>   These shares were granted under the 1989 Option Plan.
<F3>   These shares were granted under the 1985 Option Plan and the 1989
       Option Plan.

                  1989 OUTSIDE DIRECTORS' STOCK OPTION PLAN

      As of October 18, 1996, there were options to purchase 40,000 shares of Common Stock outstanding under the Company's 1989 Outside Directors' Stock Option Plan and 30,000 shares remained available for future grant under the Director Plan. A more detailed description of the Director Plan is described above at "BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD".

      The following table shows certain information regarding options to purchase shares of Common Stock pursuant to the Director Plan:

                                                 Number of Shares
                                                Covered by Options    Average Per Share
                                                   Granted From       Exercise Price of
                   Name                         8/22/89 to 6/30/96      Such Options
                   ----                         ------------------    -----------------

Sheldon Buckler...............................         5,000                $18.50
Richard W. Hale...............................         5,000                $18.50
M. Joel Kosheff...............................        10,000                $ 6.25
Lester Pollack................................        10,000                $ 6.25
Benjamin Rabinovici...........................        10,000                $ 6.25
All current directors who are not executive
 officers as a group (5 persons)..............        40,000                $ 9.31


                    REPORT OF THE COMPENSATION COMMITTEE

The Committee

      The Compensation Committee (the "Committee") is comprised of Messrs. Hale, Kosheff and Rabinovici. This is the committee of the Board responsible for establishing the compensation of the Chief Executive Officer and setting policy for compensation at the senior levels of the Company, as well as administering various employee stock option plans. The Committee is composed entirely of independent outside directors.

Compensation Philosophy

      The Committee maintains a philosophy that executive compensation levels should be competitive and consistent with printed circuit board industry standards to enable the Company to attract, motivate and retain executive officers of outstanding ability who are capable of making significant contributions which are critical to the Company's success. The Committee believes that such compensation also should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for stockholders and the realization of the Company's short- and long-term strategic goals. The Company's compensation policies are designed to attract and retain talented managers and motivate such managers to enhance the Company's performance, thereby building value into the Company's business. The Company also seeks to align the interests of its executives with the long-term interests of stockholders in the enhancement of stockholder value through stock option awards that can result in the ownership of the Company's common stock.

      At present, compensation of the Company's executive officers is composed of the following elements: annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option awards under the 1985 Option Plan and the 1989 Option Plan.

Base Salary

      The Committee's general approach to compensating executive officers is to pay cash salaries competitive with industry standards based upon the individual's experience and past and potential contribution to the success of the Company. In determining industry standards, the Committee compares compensation levels paid by a self-selected group of printed circuit board companies that compete in the Company's line of business. Such compensation information is obtained from various publicly available sources.

      The Committee also believes that compensation should be meaningfully related to the value created by individual executive officers for the stockholders. Accordingly, the Committee considers the quality of an individual executive's contribution to the Company's overall profitability and success in determining the executive's salary. The Committee reviews on an annual basis the salaries of its executive officers in light of the foregoing factors. The Company believes that the base salaries of its executive officers have been at or below the median of the base salaries for executive officers in the printed circuit board industry.

      In fiscal year 1996, Mr. Murphy's annual base salary was increased to $192,504 in order to bring his salary in line with the competitive salary range for the position. Mr. Calvetti's annual base salary was increased to $110,016 in recognition of the continued profitability and performance of the Laminated Cable Division.

Annual Incentives

      The Company has traditionally paid employee performance bonuses once a year, usually during the first quarter of the following fiscal year for which the bonus is earned. Bonuses are traditionally based on both individual performance and Company performance. Except for a particular incentive bonus arrangement entered into with Mr. Calvetti, the Board has not utilized any specific formula for determination of bonus amounts. For fiscal year 1996, Mr. Calvetti received a bonus based upon the achievement of financial and operating performance objectives as provided in his incentive bonus arrangement and Mr. Murphy received a bonus in recognition of his individual performance and the Committee's assessment of his role in promoting the long-term strategic growth of the Company.

Stock Options

      Stock options are used as the primary long-term incentive vehicle. The Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the employees to seek to improve the long-term market performance of the Company's stock. Thus, stock option grants provide an incentive for the executive to manage the Company from the perspective of an owner with an equity stake in the business. During fiscal year 1996, the Board did not authorize the grant of stock options to any executive officers. Stock option grants to executive officers are discretionary and reflect the relative value of the individual's position as well as the current performance and continuing contribution of that individual to the Company. The Board does not utilize any specific formula for determination of option grants.

Compensation of the Chief Executive Officer

      Mr. Pollack has served as Chairman of the Board and Chief Executive Officer of the Company since it was founded in 1970. As described in the section above entitled EMPLOYMENT AGREEMENTS, Mr. Pollack entered into a new employment agreement in July 1994. Mr. Pollack did not receive a salary increase or a bonus payment in fiscal year 1996.

Benefits

      The Company provides medical, life insurance and profit sharing benefits to the executive officers that generally are available to all Company employees.

Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives. The Company currently expects that all compensation payable to executive officers during fiscal year 1996 will be deductible by the Company for federal income tax purposes. The Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

                                       COMPENSATION COMMITTEE

                                       Benjamin M. Rabinovici, Chairman
                                       Richard W. Hale
                                       M. Joel Kosheff

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In fiscal year 1996, the Compensation Committee members were Benjamin
M. Rabinovici, Richard W. Hale and M. Joel Kosheff, none of whom has ever been employed by the Company. Further, the Board of Directors is unaware of any relationship of any member of the Compensation Committee required to be disclosed under Item 402(j)(3) or 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

                           STOCK PERFORMANCE GRAPH

      The following Stock Performance Graph compares the cumulative total shareholder return on the Company's Common Stock for a five year period (July 1, 1991 to June 30, 1996) with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market and a group of peer companies. The companies included in the peer group are Adflex Solutions, Inc., Altron Incorporated, Hadco Corporation, Merix Corporation and Sheldahl, Inc. Advance Circuits, Inc. was removed from the group of peer companies as a result of no longer being listed on the Nasdaq National Market System. The Performance Graph assumes the investment of $100 on July 1, 1991 in the Company's Common Stock, in the Nasdaq Stock Market companies and in the peer group and also assumes the reinvestment of all dividends. The returns for each company in the peer group have been weighted to reflect stock market capitalization.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           PARLEX CORPORATION, NASDAQ MARKET INDEX, AND PEER GROUP


Parlex        $100    $ 72    $156    $153    $256    $325
NASDAQ        $100    $120    $151    $153    $204    $261
Peer Group    $100    $133    $184    $190    $489    $448

                           PROPOSAL TO APPROVE THE
                  1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN

      On August 20, 1996, the Board of Directors unanimously adopted the 1996 Outside Directors' Stock Option Plan (the "Plan"), subject to stockholder approval. A total of 100,000 shares of Common Stock (subject to adjustment for capital changes) in the aggregate may be sold under the Plan. The complete text of the Plan is set forth in Exhibit A to the Proxy Statement. The Board of Directors believes that stockholder approval of the Plan will enhance the Company's ability to attract and retain directors of the highest caliber and will reinforce the mutuality of interest between members of the Board of Directors and the stockholders of the Company. The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to such Exhibit.

Summary of the Plan

      The purpose of the Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of the Board of Directors and to demonstrate the Company's appreciation for their service upon the Company's Board of Directors. The Plan is administered by the Board of Directors. The Plan authorizes the grant of options for 100,000 shares of Common Stock. Options are granted pursuant to the Plan only to non-employee members of the Board of Directors of the Company. Commencing on August 20, 1996, and on the date of each annual meeting of stockholders thereafter beginning with the 1997 annual meeting of stockholders, each member of the Company's Board of Directors who is not an employee of the Company will be granted an option to purchase 1,000 shares of the Company's Common Stock. In addition to the formula options referred to above, the Board of Directors may award options on an annual basis to purchase up to 1,500 shares of the Company's Common Stock to non-employee members of the Board of Directors in recognition of extraordinary efforts and contributions to the Board. Except for the specific options referred to above, no other options shall be granted under the Plan.

      The exercise price per share of options granted under the Plan shall be the closing sale price of a share of the Company's Common Stock on the date the option is granted as listed on the Nasdaq National Market System. The Plan requires that options granted thereunder shall expire on a date which is ten (10) years from the date of option grant. Options granted under the Plan will become exercisable one (1) year from the date such grant is made provided there has been approval of the Plan by the stockholders as described above.

      In the event an optionee ceases to be a member of the Board of Directors of the Company by reason other than death or disability, any unexercised option granted to such optionee under the Plan shall, to the extent not then exercisable, immediately terminate and become void, and any options which are then exercisable but have not been exercised at the time the optionee so ceases to be member of the Board of Directors may be exercised, to the extent they are then exercisable, by the optionee within a period of thirty (30) days following such time the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

      In the event an optionee ceases to be a member of the Board of Directors of the Company by reason of his disability or death, any option granted under the Plan to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable (by the optionee's personal representative, heir or legatee, in the event of death) during the period ending 180 days after the date the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

      Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him. In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, an automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in the Plan, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

Federal Income Tax Consequences

      All options granted under the Plan will be nonstatutory options for Federal tax purposes. No income results upon the grant of a nonstatutory option. When an option holder exercises a nonstatutory option he will realize ordinary income. Generally such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the Common Stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain reporting requirements.

Interests of Nominees and Current Directors in Plan

      Each of the Company's current directors except Herbert W. Pollack and Peter J. Murphy (who are both employees of the Company) are Outside Directors under the Plan ("Outside Directors"). Each of the Outside Directors (including each nominee for director) has received a grant of options to purchase 1,000 shares of Common Stock (i.e. 5,000 shares for all Outside Directors as a group), subject to stockholder approval. The exercise price for the options granted to the Outside Directors on August 20, 1996 was $10.00 per share, which was equivalent to the closing sale price of a share of the Company Common Stock as listed on the Nasdaq National Market System.

Shareholder Voting on the Proposal

      Approval of the Plan requires the affirmative vote of stockholders holding a majority of the Company's shares present (in person or by proxy) and entitled to vote at the annual meeting or any adjournment thereof. The Board of Directors recommends a vote FOR the approval of the Plan. If such approval is not obtained on or before January 1, 1997, any options granted under such Plan and such Plan itself shall be null and void.

                            INDEPENDENT AUDITORS

      The Board of Directors has selected Deloitte & Touche LLP to be the independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1997. Deloitte & Touche LLP has been regularly employed by the Company for audit of consolidated financial statements and other purposes since the Company's organization in 1970.

      Representatives of Deloitte & Touche LLP expect to be present at the meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from stockholders in attendance.

                        FUTURE STOCKHOLDER PROPOSALS

      Any stockholder proposal intended for inclusion in next year's proxy statement should be sent to the Clerk of the Company at 145 Milk Street, Methuen, Massachusetts 01844, and must be received by August 8, 1997.

                     SECTION 16(a) BENEFICIAL OWNERSHIP
                            REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1996, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                          AVAILABILITY OF FORM 10-K

      Copies of the Company's Annual Report on Form 10-K with respect to the fiscal year ended June 30, 1996 (without exhibits), as filed with the Securities and Exchange Commission, are available to stockholders free of charge by writing to: Investor Relations Department, Parlex Corporation, 145 Milk Street, Methuen, Massachusetts 01844.

                                   GENERAL

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. The individuals named in the enclosed proxy will, if so authorized, vote for the election of directors as set forth above and for approval of the Company's 1996 Outside Directors' Stock Option Plan. If a quorum is present (the holders of a majority of the number of shares of Common Stock issued and outstanding constitute a quorum), the election of directors and approval of the 1996 Outside Director's Stock Option Plan are determined by a plurality of the votes cast.

      Management of the Company is not aware of any other matter to be presented for action at the meeting. If any matter other than that described above does properly come before the meeting, the individuals named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.


                                                                     EXHIBIT A

                             PARLEX CORPORATION

                  1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN


      1. PURPOSE.

      This Non-Qualified Stock Option Plan shall be known as the 1996 Outside Directors' Stock Option Plan (the "Plan"). The purpose of the Plan is to enhance the ability of Parlex Corporation (the "Company") (i) to attract and retain as Directors of the Company knowledgeable and experienced persons of the highest caliber who are not employees of the Company, (ii) to reinforce the mutuality of interests between members of the Board of Directors and the stockholders of the Company, and (iii) to enable members of the Board of Directors to participate in the long-term success and growth of the Company.

      2. RIGHTS TO BE GRANTED.

      Under this Plan, options (the "Option" or "Options") are granted that give an optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $0.10, of the Company (the "Common Stock"). The option price is determined in each instance in accordance with the terms of this Plan.

      3. ADMINISTRATION.

      The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan (a) to grant Options in accordance with the Plan to such directors as are eligible to receive Options; (b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 17, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him under an Option and to waive any condition or provision of an Option.

      4. STOCK SUBJECT TO PLAN.

      Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock, par value $0.10 per share, reserved and available for distribution under the Plan shall be 100,000 shares. Such shares may be authorized and unissued shares or may be shares previously issued and thereafter reacquired by the Company. If an Option granted under the Plan shall expire or terminate for any reason without having been exercised, in whole or in part, the unpurchased shares subject to such Option shall again be available for subsequent option grants under the Plan.

      5. ELIGIBILITY.

      Options may be granted pursuant to this Plan only to non-employee members of the Board of Directors of the Company (an "Outside Director").

      6. GRANT OF OPTIONS.

            (a) Effective as of August 20, 1996, (the "Initial Grant
Date") and on the date of each annual meeting of stockholders thereafter beginning with the 1997 Annual Meeting of Stockholders ("Annual Grant Date"), each person (the "Optionee") who is an Outside Director of the Company shall automatically be granted, without further action by the Board, an Option to purchase one thousand (1,000) shares of the Company's Common Stock. The date upon which each option grant is to be automatically made hereunder is referred to herein as the "Date of Grant". Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all Options hereunder is in all respects subject to, and this Plan and Options granted under it shall be of no force and effect unless and until, and no Option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the approval of the Plan by the affirmative vote of a majority of the Company's shares present (in person or by proxy) and entitled to vote at a meeting of stockholders at which the Plan is presented for approval. In the event that such approval as aforesaid has not been received on or before January 1, 1997, then in such event this Plan and any options granted hereunder shall be null and void, and upon the occurrence of such approval as aforesaid, the Plan and such Options shall be effective as of the date of the Board of Directors' approval of the Plan.

            (b) During the term of the Plan, each member of the Company's Board of Directors who is not an employee of the Company and becomes a member of the Board of Directors after August 20, 1996, shall receive, on the first Annual Grant Date following the date on which he became a member of the Board, an Option to purchase the number of shares of Common Stock equal to the product of 1,000 and a fraction, the numerator of which is the number of days during the year preceding such Annual Grant Date that such Director served as a member of the Board and the denominator of which is 365.

            (c) In addition to the specific option grants referred to in subsections (a) and (b) above, the Company's Board of Directors may award Options on an annual basis to purchase up to one thousand five hundred (1,500) shares of the Company's Common Stock to Outside Directors in recognition of extraordinary efforts and contributions to the Board. Except for the specific Options referred to in subsections (a),(b), and (c) above, no other Options shall be granted under this Plan.

            (d) No fractional shares shall be granted under the terms of this Plan.

            (e) If at any time there are insufficient shares available under the Plan to grant the Options prescribed by this Section 6, the number of shares for which Options shall be granted shall be prorated equally among the Outside Directors entitled to receive such Options.

      7. FORM OF OPTION AGREEMENT.

      Each Option granted under the provisions of this Plan shall be evidenced by an Option Agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors.

      8. OPTION PRICE.

      The purchase price of the stock covered by an Option granted pursuant to this Plan shall be the Market Price (as defined below) as determined on the date when the Options are initially granted to the Outside Director.
For purposes of this Plan, the Market Price shall be the closing sale price of a share of Common Stock as listed on the Nasdaq National Market System on the date of grant (or the last closing sale price of the next business day in the event there were no such trades on the date of grant).

      9. METHOD OF EXERCISE OF OPTION.

            (a) Subject to the terms and conditions of this Plan and the Option Agreement, an Option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the Option, valued at the Market Price determined in accordance with the provisions of Section 8; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the Option, if fewer than one hundred (100) shares.

            (b) In the event of a Change of Control (as defined herein), all Options outstanding (whether or not then exercisable) as of the date of such Change in Control shall automatically become vested and fully exercisable, but in no event shall they be exercised later than the specified expiration date of the option. For purposes of the Plan, the term "Change of Control" means the happening of any of the following: (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act") (other than the Company or a subsidiary or any employee benefit plan (including its trustee) of either the Company or a subsidiary) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or its subsidiary through purchase of assets, or by merger, or otherwise; or (iii) if, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor institution. For purposes of this Section (i) above, the term "person" shall exclude all persons who are currently officers or directors of the Company, or spouses, blood relatives or stepchildren of such officers or directors, and trusts for the benefit of any such persons, and the estates of any such persons.

      10. OPTION PERIOD.

      Each Option and all rights thereunder shall expire ten years from the day on which the Option is granted, subject to earlier termination as provided in the Plan.

      11. EXERCISE OF OPTIONS.

      Each Option granted under the Plan shall become exercisable one (1) year from the date of the grant of such Option. Upon any exercise of an Option, the Optionee shall specify for which Option or portion thereof he wishes to exercise up to the full amount which have become exercisable as of that date. To the extent that an Option is not exercised by an Optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the expiration of the exercise period.

      12. NONTRANSFERABILITY OF OPTIONS.

      No Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the Optionee, the Option shall be exercisable only by such person.

      13. TERMINATION OF OPTION RIGHTS.

            (a) In the event an Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised Options granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void, and any Options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the Optionee within a period of thirty (30) days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option.

            (b) In the event that an Optionee ceases to be a member of the Board of Directors of the Company by reason of his or her disability or death, any Option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised Options shall be exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option.

      14. GENERAL RESTRICTIONS.

            (a) The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. The certificates for any shares of stock acquired under the Plan may include any legend which the Company deems appropriate to reflect any restrictions on transfer.

            (b) Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Company. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

            (c) No member of the Board, nor any officer or employee of the Company acting on behalf of the Board or the Company, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      15. RIGHTS AS A STOCKHOLDER AND DIRECTOR.

            (a) The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to him for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

            (b) Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the director has a right to continue as a director for any period of time, or at any particular rate of compensation.

      16. ADJUSTMENTS TO OPTIONS.

      In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, merger, consolidation, recapitalization, or reclassification, or in the event of a stock split, stock dividend, combination of shares or subdivision, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares under the Plan, to the end that the proportionate interest of the option holder shall be maintained as it existed before the occurrence of such event. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Act, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

      17. AMENDMENT OF THE PLAN.

      The Board of Directors may at any time alter, amend, modify, suspend or terminate the Plan; provided however, that except as provided in Section 9(b) above, no alteration, amendment, modification, suspension or termination shall be made, without approval by the affirmative vote of a majority of the Company's shares present (in person or by proxy) and entitled to vote at a meeting of stockholders, which would:

            (a) increase the maximum number of shares for which Options may be granted under the Plan;

            (b) change the option exercise price (except as provided in Section 16);

            (c) change the designation of the class of persons eligible to participate in the Plan;

            (d) otherwise materially increase benefits accruing to option holders under the Plan; or

            (e) impair the rights of a participant under an Option previously granted to him, without the participant's consent.

      Notwithstanding the foregoing, in no event may the Plan be amended more than once every six months. It is the intention that the Plan and the operation thereof qualify for the exemption provisions contained in Rule 16b-3 adopted by the Securities and Exchange Commission under the Act, as amended, as in effect from time to time or any successor rule ("Rule"). To the extent that the implementation or operation of any provision hereof does not comply with the requirements of the Rule as applicable to the Plan, such provision shall be inoperative or shall be interpreted, to the extent practicable, to apply in a manner not inconsistent with the requirements of the Rule.

      18. TAXES.

      The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

      19. EFFECTIVE DATE AND DURATION OF THE PLAN.

            (a) Effective Date. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to approval by the Company's stockholders, all as more fully set forth in Section 6 above.

            (b) Termination. Unless sooner terminated as provided herein, the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan.



                           PARLEX CORPORATION

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Herbert W. Pollack, Steven M. Millstein, and Jill Pollack Kutchin, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Parlex Corporation (the "Company") to be held on the eighth floor of the Fleet Bank Building, One Federal Street, Boston, Massachusetts on Tuesday, December 3, 1996, at 9:30 a.m. and at any adjournment(s) thereof, all shares of Common Stock held of record in the name of the undersigned, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED "FOR" THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AS INDICATED IN THE PROXY STATEMENT, AND "FOR" APPROVAL OF THE COMPANY'S 1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN.

        PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                        IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

__________________________________     ________________________________

__________________________________     ________________________________

__________________________________     ___________________________PRXCM

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

(1) to elect two Class II directors to hold office for a term expiring with the annual stockholders' meeting to be held in 1999 or until their successors are elected and qualified:

                     M. Joel Kosheff and Peter J. Murphy

INSTRUCTIONS:  To withhold authority to vote for a nominee, mark the "For
               All Except" box and strike a line through that nominees name.

           For [ ]      Withhold [ ]      For all Except [ ]


(2)  to approve the 1996 Outside Directors' Stock Option Plan.

           For [ ]          Against [ ]          Abstain [ ]


(3) in their discretion, to vote upon such other business as may properly come before the meeting.

RECORD DATE SHARES:


  ---------------------------------
 |                                 |
 |                                 |
 |          REGISTRATION           |
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  ---------------------------------

The undersigned hereby revokes any proxy previously given and acknowledges receipt of written notice of, and the statement for, the 1996 Annual Meeting of Stockholders and the 1996 Annual Report of the Company.

Mark box at right if comments or address change has been noted on the
reverse side of this card.   [ ]

                                                 --------------------------
  Please be sure to sign and date this Proxy.   |    Date_______________   |
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|                                                                          |
|  __________________________________     ______________________________   |
|  Shareholder sign here                  Co-owner sign here               |
|                                                                          |
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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  DETACH CARD                                               DETACH CARD

                           PARLEX CORPORATION

Dear Stockholders:

Please take note of the important information enclosed with this Proxy Ballot. The issues related to the management of your company requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on December 3, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Parlex Corporation